Fees and Expenses - iShares J.P. Morgan Broad USD Emerging Markets Bond ETF	Oct. 31, 2024
Prospectus [Line Items]
Expenses Restated to Reflect Current [Text]	The expense information in the table has been restated to reflect current fees.
Operating Expenses Caption [Optional Text]	Annual Fund Operating Expenses(ongoing expenses that you pay each year as apercentage of the value of your investments)1,2
Expense Example [Heading]	Example.
Expense Example Narrative [Text Block]	This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: